Exhibit 99.1

Immersion Corporation Reports Third Quarter of Fiscal 2025 Results

GAAP Net Income (Loss) Attributable to Immersion Stockholders of $15.5 million or $0.47 per diluted share

Non-GAAP Net Income (Loss) Attributable to Immersion Stockholders of $20.8 million or $0.63 per diluted share

AVENTURA, FL, March 12, 2025 – Immersion Corporation (“Immersion”, the “Company”, “we”, “us” or “our”) (Nasdaq: IMMR), a leading provider of technologies for haptics, today reported financial results for the third quarter of its fiscal year ending April 30, 2025 (“fiscal 2025”).

Third Quarter of Fiscal 2025 Consolidated Financial Summary1:

•	Total revenues of $474.8 million in the three months ended January 31, 2025, compared to $9.5 million in the three months ended September 30, 2023.
•	GAAP Net income (loss) attributable to Immersion stockholders was $15.5 million, or $0.47 per diluted share in the three months ended January 31, 2025, compared to $2.7 million, or $0.08 per diluted share, in the three months ended September 30, 2023.
•	GAAP Operating expenses were $79.6 million in the three months ended January 31, 2025, compared to $3.0 million in the three months ended September 30, 2023. Non-GAAP Operating expenses were $74.2 million in the three months ended January 31, 2025, compared to $2.0 million in the three months ended September 30, 2023.
•	Non-GAAP Net income (loss) attributable to Immersion stockholders was $20.8 million, or $0.63 per diluted share, in the three months ended January 31, 2025, compared to $3.7 million, or $0.11 per diluted share, in the three months ended September 30, 2023.

1 On June 10, 2024, the Company closed certain transactions with Barnes & Noble Education, Inc. (“Barnes & Noble Education”). As part of the transactions, the Company acquired 42% of all outstanding common shares of Barnes & Noble Education, as well as control over Barnes & Noble Education through the five Immersion-appointed board seats. As of January 31, 2025, Immersion’s stock ownership had reduced to 32.3% as a result of additional issuances of Barnes & Noble Education’s common stock to noncontrolling stockholders. The financial information presented in this press release includes the condensed consolidated financial information of Barnes & Noble Education for the period from June 10, 2024 through January 25, 2025. The Company owns approximately 11 million shares of Barnes & Noble Education’s common stock.

“Immersion drove strong financial performance in the quarter,” said Eric Singer, Chairman and Chief Executive Officer. “Underscoring our financial strength, we returned over $9 million to shareholders in the form of dividends and buybacks. We continue to be laser focused on building our business and creating long-term shareholder value,” added Singer.

In order to more closely align with Barnes & Noble Education’s fiscal year end, on September 27, 2024, the Board of Directors of Immersion (the “Board”) approved a change of our fiscal year from the period beginning on January 1 and ending on December 31 to the period beginning on May 1 and ending on April 30.  Our new fiscal quarters end on July 31, October 31, January 31, and April 30. Therefore, the financial results of certain fiscal quarters may not be comparable to prior fiscal quarters. We did not recast the condensed consolidated financial statements for the three and nine months ended January 31, 2025, because the financial reporting processes in place at that time included certain procedures that were completed only on a quarterly basis. Consequently, to recast this period would have been impractical and would not have been cost-justified. As a result, the condensed consolidated financial statements for the three and nine months ended September 30, 2023, are presented as the most comparable periods of the prior year.

The financial information presented in this press release includes the condensed consolidated financial information of Barnes & Noble Education for the 13 weeks ended January 25, 2025, and for the period from June 10, 2024 to January 25, 2025.

The tenth quarterly dividend, in the amount of $0.045 per share, will be paid on April 25, 2025 to stockholders of record on April 14, 2025. Future quarterly dividends will be subject to further review and approval by the Board in accordance with applicable law. The Board reserves the right to adjust or withdraw the quarterly dividend in future periods as it reviews the Company’s capital allocation strategy from time-to-time.

About Immersion Corporation

Immersion Corporation (Nasdaq: IMMR) was incorporated in 1993 in California and reincorporated in Delaware in 1999.

The Company is a leading provider of touch feedback technology, also known as haptics. The Company accelerates and scales haptic experiences by providing haptic technology for mobile, automotive, gaming, and consumer electronics. Haptic technology creates immersive and realistic experiences that enhance digital interactions by engaging users’ sense of touch. Learn more at www.immersion.com.

On June 10, 2024, we acquired a controlling interest in Barnes & Noble Education. Barnes & Noble Education is a contract operator of physical and virtual bookstores for college and university campuses and K-12 institutions across the United States. Barnes & Noble Education is also a textbook wholesaler and inventory management hardware and software providers. Barnes & Noble Education operates physical, virtual, and custom bookstores, delivering essential educational content, tools, and general merchandise within a dynamic omnichannel retail environment.

Use of Non-GAAP Financial Measures

The Company reports all required financial information in accordance with generally accepted accounting principles (“GAAP”), but it believes that evaluating its ongoing operating results may be difficult to understand if limited to reviewing only GAAP financial measures. The Company discloses certain non-GAAP information, such as Non-GAAP Net income (loss) attributable to Immersion stockholders, Non-GAAP Net income (loss) per diluted common share attributable to Immersion stockholders, and Non-GAAP Operating expenses because it is useful in understanding the Company’s performance as it excludes certain non-cash expenses like stock-based compensation expense, depreciation and amortization expense, impairments, restructuring and other charges, business acquisition related costs, and other nonrecurring charges that many investors feel may obscure the Company’s true operating performance. Likewise, management uses these non-GAAP financial measures to manage and assess the profitability of its business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP. The non-GAAP financial measures are not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release.

Forward-looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements involve risks and uncertainties. Forward-looking statements are identified by words such as “anticipates,” “believes,” “expects,” “intends,” “may,” “can,” “will,” “places,” “estimates,” and other similar expressions. However, these words are not the only way we identify forward-looking statements. Examples of forward-looking statements include any expectations, projections, or other characterizations of future events, or circumstances, including but not limited to statements about the Company’s focus on protecting its intellectual property, either through the execution of new or renewal license agreements or by proactive enforcement continuing to pursue thoughtful capital allocation to increase long-term stockholder value, and the timing of any dividend payments.

Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results could differ materially from those projected in the forward-looking statements, therefore we caution you not to place undue reliance on these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: the inability to predict the outcome of any litigation, the costs associated with any litigation and the risks related to our business, both direct and indirect, of initiating litigation, unanticipated changes in the markets in which the Company operates; the effects of the current macroeconomic climate; delay in or failure to achieve adoption of or commercial demand for the Company’s products or third party products incorporating the Company’s technologies; the inability of Immersion to renew existing licensing arrangements, or enter into new licensing arrangements on favorable terms; the loss of a major customer; the ability of Immersion to protect and enforce its intellectual property rights and other factors. For a more detailed discussion of these factors, and other factors that could cause actual results to vary materially, interested parties should review the risk factors listed in Immersion’s Annual Report on Form 10-K for 2023 as filed with the U.S. Securities and Exchange Commission (the “SEC”), Barnes & Noble Education’s Annual Report on Form 10-K for its fiscal year ended April 27, 2024 (as updated through Barnes & Noble Education's Current Report on Form 8-K filed with the SEC on December 11, 2024), as filed with the SEC, and Immersion’s Quarterly Report on Form 10-Q for the quarter ended January 31, 2025, as filed with the SEC. Any forward-looking statements made by us in this press release speak only as of the date of this press release, and the Company does not intend to update these forward-looking statements after the date of this press release, except as required by law.

Immersion, and the Immersion logo are trademarks of Immersion Corporation in the United States and other countries. All the other trademarks are the property of their respective owners. The use of the word “partner” or “partnership” in this press release does not mean a legal partner or legal partnership.

(IMMR – C)

 Immersion Corporation

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	January 31, 2025	April 30, 2024
ASSETS
Current assets
Immersion
Cash and cash equivalents	$68,505	$85,521
Investments - current	76,221	92,848
Accounts receivable, net	3,117	3,138
Prepaid expenses and other current assets	19,299	9,101
	167,142	190,608
Barnes & Noble Education
Cash and cash equivalents	9,185	—
Accounts receivable, net	354,241	—
Merchandise inventories, net	326,825	—
Textbook rental Inventories, net	41,033	—
Prepaid expenses and other current assets	27,549	—
	758,833	—
Total current assets	925,975	190,608
Immersion
Property and equipment, net	127	164
Investments - noncurrent	44,118	46,545
Long-term deposits	6,149	6,324
Deferred tax assets	865	2,793
Other assets - noncurrent	27,774	87
	79,033	55,913
Barnes & Noble Education
Property and equipment, net	100,752	—
Intangible assets, net	92,542	—
Goodwill	10,116	—
Operating lease right-of-use assets	150,403	—
Other assets - noncurrent	11,722	—
	365,535	—
Total assets	$1,370,543	$246,521

 Immersion Corporation

Condensed Consolidated Balance Sheets

(In thousands)

(Unaudited)

	January 31, 2025	April 30, 2024
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Immersion
Accounts payable	$16	$55
Accrued compensation	190	4,003
Deferred revenue - current	2,942	12,494
Other current liabilities	30,427	13,654
	33,575	30,206
Barnes & Noble Education
Accounts payable	303,577	—
Accrued liabilities	77,272	—
Deferred revenue - current	49,708	—
Operating lease liabilities - current	74,474	—
	505,031	—
Total current liabilities	538,606	30,206
Immersion
Deferred revenue, net	6,522	7,978
Other long-term liabilities	4,933	7,107
	11,455	15,085
Barnes & Noble Education
Operating lease liabilities - noncurrent	106,468	—
Deferred revenue - noncurrent	3,260	—
Other noncurrent liabilities	3,261	—
Long-term borrowings	141,200	—
	254,189	—
Total liabilities	804,250	45,291
Total stockholders' equity attributable to Immersion Corporation stockholders	319,166	201,230
Noncontrolling interest in consolidated subsidiaries	247,127	—
Total stockholders' equity	566,293	201,230
Total liabilities and stockholders' equity	$1,370,543	$246,521

Immersion Corporation

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	January 31, 2025[1]	September 30, 2023	January 31, 2025[1]	September 30, 2023
Revenues:
Immersion
Royalty and license	$8,437	$9,482	$70,989	$23,539
Barnes & Noble Education
Product and other	423,163	—	1,112,955	—
Rental income	43,162	—	90,556	—
	466,325	—	1,203,511	—
Total revenues	474,762	9,482	1,274,500	23,539
Cost of sale (excludes depreciation and amortization expense):
Barnes & Noble Education
Product and other	343,613	—	897,617	—
Rental income	25,330	—	50,513	—
	368,943	—	948,130	—
Operating expenses:
Immersion
Selling and administrative expenses	5,010	2,963	22,586	10,648

Barnes & Noble Education
Selling and administrative expenses	71,498	—	178,822	—
Depreciation and amortization expense	9,979	—	24,630
Impairment	604	—	604	—
Restructuring and other charges	(7,478)	—	(2,414)	—
	74,603	—	201,642	—
Total operating expenses	79,613	2,963	224,228	10,648
Operating income (loss)	26,206	6,519	102,142	12,891
Interest and other income (expense), net	14,803	(2,554)	29,039	10,731
Interest expense	(4,167)	—	(11,081)	—
Income (loss) before provision for income taxes	36,842	3,965	120,100	23,622
Provision for income taxes	(17,417)	(1,285)	(32,521)	(5,636)
Net income (loss)	$19,425	$2,680	$87,579	$17,986
Net income (loss) attributable to noncontrolling interest	3,953	—	17,790	—
Net income (loss) attributable to Immersion stockholders	$15,472	$2,680	$69,789	$17,986
Earnings per common share attributable to Immersion stockholders - Diluted	$0.47	$0.08	$2.12	$0.55
Weighted Average Common Stock Outstanding - Diluted	33,055	32,750	32,959	32,586

1  The financial information presented includes the condensed consolidated financial information of Barnes & Noble Education for the 13 weeks and 39 weeks ended January 25, 2025. For purposes of these condensed consolidated financial statements, the results of Barnes & Noble Education herein have been aligned to the Company’s reporting periods.

Immersion Corporation

Reconciliation of GAAP Net Income (Loss) Attributable to Immersion Stockholders to Non-GAAP Net Income (Loss) Attributable to Immersion Stockholders

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended		Nine Months Ended
	January 31, 2025[1]	September 30, 2023[2]	January 31, 2025[1]	September 30, 2023[2]
GAAP Net income (loss) attributable to Immersion stockholders	$15,472	$2,680	$69,789	$17,986
Adjustments to GAAP Net income (loss) attributable to Immersion stockholders:
Stock-based compensation	2,080	820	5,764	2,526
Depreciation and amortization expense	9,979	14	24,630	56
Impairment	604	—	604	—
Restructuring and other charges	(7,478)	87	(2,414)	399
Business acquisition related costs	53	—	2,827	—
Other nonrecurring charges	133	75	204	635
Non-GAAP Net income (loss) attributable to Immersion stockholders	$20,843	$3,676	$101,404	$21,602
Non-GAAP Net income (loss) per diluted common share attributable to Immersion stockholders	$0.63	$0.11	$3.08	$0.66
Shares used in calculating Non-GAAP Net income (loss) per diluted share attributable to Immersion stockholders	33,055	32,750	32,959	32,586

1 The financial information presented includes the condensed consolidated financial information of Barnes & Noble Education for the 13 weeks and 39 weeks ended January 25, 2025. For purposes of these condensed consolidated financial statements, the results of Barnes & Noble Education herein have been aligned to the Company’s reporting periods.

2 In order to provide better comparability between periods and a better understanding of underlying trends, the Non-GAAP reconciliation above includes an updated presentation for the three and nine months ended September 30, 2023.

Immersion Corporation

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses

(In thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	January 31, 2025	September 30, 2023	January 31, 2025	September 30, 2023
GAAP Operating expenses	$79,613	$2,963	$224,228	$10,648
Adjustments to GAAP Operating expenses:
Stock-based compensation expense	(2,080)	(820)	(5,764)	(2,526)
Depreciation and amortization expense	(9,979)	(14)	(24,630)	(56)
Impairment	(604)	—	(604)	—
Restructuring and other charges	7,478	(87)	2,414	(399)
Business acquisition related costs	(53)	—	(2,827)	—
Other nonrecurring charges	(133)	(75)	(204)	(635)
Non-GAAP Operating expenses	$74,242	$1,967	$192,613	$7,032

Investor Contact:

J. Michael Dodson

Immersion Corporation

mdodson@immersion.com